EXHIBIT 99.1
DocuSign Board of Directors Announces Leadership Changes for Next Phase of Growth
June 21, 2022
Seasoned executive and DocuSign Chairman Mary Agnes "Maggie" Wilderotter appointed interim CEO
SAN FRANCISCO, June 21, 2022 /PRNewswire/ -- DocuSign (NASDAQ:DOCU) announced today that Dan Springer has agreed to step aside as Chief Executive Officer. Effective immediately, Chairman of the Board Mary Agnes "Maggie" Wilderotter is appointed interim CEO to help the senior executive team drive improved execution in all phases of the company's business. The Board has retained a leading national executive search firm to assist with succession planning and the CEO search. Wilderotter will continue as Chairman of DocuSign's Board of Directors. Pete Solvik has been appointed Lead Independent Director.
"DocuSign has the people, the products and the brand to transform the way the world agrees, making us a leader in our Anywhere Economy. As we turn the page and begin DocuSign's next great chapter, I'd like to express our gratitude on behalf of the full Board to Dan Springer for his leadership through a period of unprecedented growth over the past five years, which has positioned DocuSign to capitalize on the strong trends that are driving accelerated digital transformation at companies large and small," said Solvik.
"Helping to build DocuSign and lead a world-class team over the last five years has been the work of my life," said Springer. "What we've accomplished will help the company take advantage of a massive market opportunity for future growth."
Wilderotter joined DocuSign's Board of Directors in March 2018. She brings a wealth of experience in technology and enterprise services in addition to her four years on DocuSign's Board. For more than ten years, Wilderotter served in a number of senior leadership roles at Frontier Communications Corp., including as Executive Chairman of the Board of Directors from 2015 to 2016; Chairman and Chief Executive Officer from 2006 to 2015; and President, Chief Executive Officer and a Director from 2004 to 2006. Wilderotter is also a public company Director at Costco Wholesale Corp., Sana Biotechnology and Lyft, Inc.
"Maggie's extensive experience managing executive teams as well as boards of directors make her the natural choice to lead the company during our search process," said Solvik. "Her deep understanding of DocuSign's strategy, as well as her broad experience, will help her drive improved execution as the Board's search for our new CEO is underway.
"I'm excited to lead DocuSign in this new capacity as we focus on helping our customers maximize the market opportunity that comes with the digital transformation of agreements worldwide," said Wilderotter. "I look forward to improving execution and continuing to drive profitability at scale for our company with the talented and capable DocuSign team."
About DocuSign
DocuSign helps organizations connect and automate how they prepare, sign, act on, and manage agreements. As part of the DocuSign Agreement Cloud, DocuSign offers eSignature, the world's #1 way to sign electronically on practically any device, from almost anywhere, at any time. Today, over a million customers and more than a billion users in over 180 countries use the DocuSign Agreement Cloud to accelerate the process of doing business and simplify people's lives. For more information, visit www.docusign.com
Copyright 2022. DocuSign, Inc. is the owner of DOCUSIGN® and all its other marks (www.docusign.com/IP).
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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management's beliefs and assumptions and on information currently available to management, and which statements involve substantial risk and uncertainties. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "may," "will," "plans," "potential," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, among other things, statements about growth in revenue, customers, or other financial metrics; the pace and scale of digital transformation; and our objectives for future operations and executive recruitment and retention. These statements are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.
These risks and uncertainties include, among other things, risks related to our ability to hire, retain and motivate qualified personnel; our expectations regarding the continuing impact of the COVID-19 pandemic, including the easing of related regulations and measures as the pandemic and its related effects begin to abate or have abated, on our business, results of operations, financial condition, and future profitability and growth; our expectations regarding the impact of the evolving COVID-19 pandemic on the businesses of our customers, partners and suppliers, and the economy, as well as the macro- and micro-effects of the pandemic, including the pace of the digital transformation of business and differing levels of demand for our products as our customers' priorities, resources, financial conditions and economic outlook change; global macro-economic conditions, including the effects of inflation, rising interest rates and market volatility on the global economy; our ability to estimate the size of our total addressable market, and the development of the market for our products, which is new and evolving; our ability to effectively sustain and manage our growth and future expenses, achieve and maintain future profitability, attract new customers and maintain and expand our existing customer base; our ability to scale and update our platform to respond to customers' needs and rapid technological change; the effects of increased competition in our market and our ability to compete effectively; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationships with developers; our ability to expand our direct sales force, customer success team and strategic partnerships around the world; the impact of any data breaches, cyberattacks or other malicious activity on our technology systems; our ability to identify targets for and execute potential acquisitions; our ability to successfully integrate the operations of businesses we may acquire, and to realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash, cash equivalents and capital resources to satisfy our liquidity needs; limitations on us due to obligations we have under our credit facility or other indebtedness; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to attract large organizations as users; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to estimate the size and potential growth of our target market; uncertainties regarding the impact of general economic and market conditions, including as a result of regional and global conflicts or related government sanctions; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on Form 10-K for the fiscal year ended January 31, 2022 filed on March 25, 2022, our quarterly report on Form 10-Q for the quarter ended April 30, 2022 filed on June 9, 2022 with the Securities and Exchange Commission (the "SEC"), and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date.

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